Exhibit 10.9h

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 13th day of February, 2012, by and among PSS WORLD MEDICAL, INC., a Florida corporation (“PSS”), GULF SOUTH MEDICAL SUPPLY, INC., a Delaware corporation (“Gulf South”), PHYSICIAN SALES & SERVICES LIMITED PARTNERSHIP, a Florida limited partnership (“PSS LP”), WORLDMED SHARED SERVICES, INC., a Florida corporation (“WorldMed”), and CASCADE MEDICAL SUPPLY, INC., a Washington corporation (“Cascade”); THERATECH, INC., a Tennessee corporation (“Theratech”), DS HOLDINGS, INC., a Delaware corporation (“DS Holdings”), DSRX, INC., a California corporation (“DSRx”), DISPENSING SOLUTIONS ACQUISITION CORP., a California corporation (“DSAC”), DISPENSING SOLUTIONS, INC., a Delaware corporation (“DSI”), POC MANAGEMENT GROUP, LLC, a California limited liability company (“POC Management”), LINEAR HOLDINGS, LLC, a Delaware limited liability company (“Linear Holdings”), LINEAR MEDICAL SOLUTIONS, LLC, a Delaware limited liability company (“Linear Medical”), STAT RX USA, LLC, a Delaware limited liability company (“Stat Rx”), SCRIP PAK, LLC, a Florida limited liability company (“Scrip Pak”), CLAIMONE, LLC, a Delaware limited liability company (“ClaimOne”), BOTTOMLINE MEDICAL SOLUTIONS, LLC, a Delaware limited liability company (“BottomLine”); PSS, Gulf South, PSS LP, WorldMed, Cascade, Theratech, DS Holdings, DSRx, DSAC, DSI, POC Management, Linear Holdings, Linear Medical, Stat Rx, Scrip Pak, ClaimOne and BottomLine are referred to hereinafter each individually as a “Borrower” and collectively as the “Borrowers”), and PSS HOLDING, INC., a Florida corporation (“PSS Holding”), PSS SERVICE, INC., a Florida corporation (“PSS Service”), PHYSICIAN SALES & SERVICE, INC., a Florida corporation (“Physician Sales & Service”), THRIFTYMED, INC., a Florida corporation (“ThriftyMed”), PROCLAIM, INC., a Tennessee corporation (“ProClaim”) and ANCILLARY MANAGEMENT SOLUTIONS, INC., a Tennessee corporation (“AMS”); PSS Holding, PSS Service, Physician Sales & Service, ThriftyMed, ProClaim and AMS are referred to hereinafter each individually as a “Guarantor” and collectively as the “Guarantors;” Borrowers and Guarantors are collectively referred to herein as “Obligors” and, each individually, as an “Obligor”), the financial institutions from time to time parties to the Credit Agreement (as defined below) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (in its capacity as agent, the “Agent”).

Recitals:

Agent, the Lenders, and Obligors are parties to that certain Second Amended and Restated Credit and Security Agreement dated as of November 16, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Agent and the Lenders have made extensions of credit and other financial accommodations available to Borrowers.

Obligors have requested that Agent and Lenders amend certain the Credit Agreement as hereinafter set forth. Subject to the terms and conditions set forth in this Amendment, Agent and Lenders constituting Required Lenders are willing to amend the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended by deleting clause (c) of Section 8.4 of the Credit Agreement, Maintenance of Property; Inspection of Property, and by substituting in lieu thereof the following new clause (c):

(c) The Borrowers shall cooperate with the Agent and its representatives and independent contractors (such cooperation to include the Borrowers making their books and records, Collateral and personnel available to the Agent and its representatives and independent contractors) in order to enable the Agent to obtain an Appraisal of the Borrowers’ Inventory (a) on or about the Closing Date and (b) at such times thereafter as the Agent, in its sole discretion, may request; provided that if (x) during the period beginning on January 9, 2012 and ending on March 9, 2012, Availability is less than $125,000,000 or (y) after March 10, 2012, Availability is less than the greater of (i) 50% of the Maximum Revolver Amount and (ii) $100,000,000, at least one Appraisal per calendar year will be conducted; provided, further, that if Availability is less than the greater of (x) 25% of the Maximum Revolver Amount and (y) $50,000,000, at least two (2) Appraisals per calendar year will be conducted. The Agent shall select any and all appraisers in its sole discretion. The Borrowers will not be obligated to reimburse the Agent for its reasonable out-of-pocket costs and expenses actually incurred in connection with such Appraisals unless an Event of Default exists at the time of such Appraisal (in which case the Agent and its representatives may do any of the foregoing at the expense of the Obligors at any time during normal business hours and without advance notice); provided that if (x) during the period beginning on January 9, 2012 and ending on March 9, 2012, Availability is less than $125,000,000 or (y) after March 10, 2012, Availability is less than the greater of (i) 50% of the Maximum Revolver Amount and (ii) $100,000,000, Borrowers shall be required to reimburse the Agent for one (1) Appraisal per calendar year; provided, further, that if Availability is less than the greater of (x) 25% of the Maximum Revolver Amount and (y) $50,000,000, Borrowers shall be required to reimburse the Agent for two (2) Appraisals per calendar year.

3. Ratification and Reaffirmation. Each Obligor hereby ratifies and reaffirms the Obligations, the Credit Agreement, each of the other Loan Documents to which such Obligor is a party and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents to which such Obligor is a party.

4. Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); the security interests and liens granted by such Obligor in favor of Agent are duly perfected, first priority security interests and Liens; and the unpaid principal amount of the Revolving Loans on and as of the close of day on February 9, 2012, totaled $144,100,000.00.

5. Representations and Warranties. Each Obligor represents and warrants to Agent and Lenders, to induce Agent and the applicable Lenders to enter into this Amendment, that no Default or Event of Default exists immediately prior to and immediately after giving effect to this Amendment; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action, as applicable, on the part of Obligors and this Amendment has been duly executed and delivered by Obligors; and all of the representations and warranties made by Obligors in the Credit Agreement are true and correct on and as of the date hereof.

6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

(a)	No Default or Event of Default shall exist either before or after giving effect to the terms of this Amendment;

(b)	No material adverse change shall occur with respect to the business, assets, properties, liabilities, operations or conditions of any Obligor either before or immediately after giving effect to the terms of this Amendment; and

(c)	Agent shall have received a duly signed original of this Amendment from each Obligor and Lenders constituting Required Lenders and such other documentation relating to this Amendment, in each case in form and substance reasonably satisfactory to Agent and its counsel.

9. Expenses of Agent. Obligors agrees to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

14. Further Assurances. Each Obligor agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank;

signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered under seal by their respective duly authorized officers on the date first written above.

“BORROWERS”

PSS WORLD MEDICAL, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

THERATECH, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

GULF SOUTH MEDICAL SUPPLY, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

CASCADE MEDICAL SUPPLY, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

DS HOLDINGS, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

DSRX, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

DISPENSING SOLUTIONS ACQUISITION CORPORATION

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

DISPENSING SOLUTIONS, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

POC MANAGEMENT GROUP, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

WORLDMED SHARED SERVICES, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

LINEAR HOLDINGS, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

LINEAR MEDICAL SOLUTIONS, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

STAT RX USA, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

SCRIP PAK, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

CLAIMONE, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

BOTTOMLINE MEDICAL SOLUTIONS, LLC

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

PHYSICIAN SALES & SERVICE LIMITED PARTNERSHIP

By:	PSS World Medical, Inc., its general partner

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

“GUARANTORS”

PSS HOLDING, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

PSS SERVICE, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

PHYSICIAN SALES & SERVICE, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

THRIFTYMED, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

PROCLAIM, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

ANCILLARY MANAGEMENT SOLUTIONS, INC.

By:	/s/ David D. Klarner
Name:	David D. Klarner
Title:	Vice President and Treasurer

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By:	/s/ John M. Olsen
Name:	John M. Olsen
Title:	Senior Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John M. Olsen
Name:	John M. Olsen
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kevin Harrison
Name:	Kevin Harrison
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Vice-President

SUNTRUST BANK

By:	/s/ Stephen D. Motts
Name:	Stephen D. Motts
Title:	Director

BRANCH BANKING AND TRUST COMPANY

By:	/s/ C. William Buchholz
Name:	C. William Buchholz
Title:	Senior Vice President

AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

STATE OF NEW YORK

COUNTY OF New York

Before me this day personally appeared David D. Klarner, the Vice President and Treasurer (“Borrowers’ Officer”) of PSS WORLD MEDICAL, INC., a Florida corporation (“PSS”), GULF SOUTH MEDICAL SUPPLY, INC., a Delaware corporation (“Gulf South”), and of PSS, in its capacity as sole general partner of PHYSICIAN SALES & SERVICES LIMITED PARTNERSHIP, a Florida limited partnership (“PSS LP”), WORLDMED SHARED SERVICES, INC., a Florida corporation (“WorldMed”), and CASCADE MEDICAL SUPPLY, INC., a Washington corporation (“Cascade”); THERATECH, INC., a Tennessee corporation (“Theratech”), DS HOLDINGS, INC., a Delaware corporation (“DS Holdings”), DSRX, INC., a California corporation (“DSRx”), DISPENSING SOLUTIONS ACQUISITION CORP., a California corporation (“DSAC”), DISPENSING SOLUTIONS, INC., a Delaware corporation (“DSI”), POC MANAGEMENT GROUP, LLC, a California limited liability company (“POC Management”), LINEAR HOLDINGS, LLC, a Delaware limited liability company (“Linear Holdings”), LINEAR MEDICAL SOLUTIONS, LLC, a Delaware limited liability company (“Linear Medical”), STAT RX USA, LLC, a Delaware limited liability company (“Stat Rx”), SCRIP PAK, LLC, a Florida limited liability company (“Scrip Pak”), CLAIMONE, LLC, a Delaware limited liability company (“ClaimOne”), BOTTOMLINE MEDICAL SOLUTIONS, LLC, a Delaware limited liability company (“BottomLine;” PSS, Gulf South, PSS LP, WorldMed, Cascade, Theratech, DS Holdings, DSRx, DSAC, DSI, POC Management, Linear Holdings, Linear Medical, Stat Rx, Scrip Pak, ClaimOne and BottomLine are referred to hereinafter each individually as a “Borrower” and collectively as the “Borrowers”), and PSS HOLDING, INC., a Florida corporation (“PSS Holding”), PSS SERVICE, INC., a Florida corporation (“PSS Service”), PHYSICIAN SALES & SERVICE, INC., a Florida corporation (“Physician Sales & Service”), THRIFTYMED, INC., a Florida corporation (“ThriftyMed”), PROCLAIM, INC., a Tennessee corporation (“ProClaim”) and ANCILLARY MANAGEMENT SOLUTIONS, INC., a Tennessee corporation (“AMS;” PSS Holding, PSS Service, Physician Sales & Service, ThriftyMed, ProClaim and AMS are referred to hereinafter each individually as a “Guarantor” and collectively as the “Guarantors” and together with the Borrowers, collectively, the “Obligors”), who being by me first duly sworn, deposes and says:

1.	On the date hereof, the Obligors executed that certain First Amendment to Second Amended and Restated Credit and Security Agreement dated as of February , 2012 (the “Amendment”) by and among the Obligors, the financial institutions party thereto as lenders (the “Lenders”) and Bank of America, N.A., in its capacity as agent for the Lenders (in such capacity, the “Agent”), in the State of Georgia;

2.	Borrower’s Officer initiated delivery of the Amendment via overnight mail from County, New York, to the Agent in Atlanta, Georgia.

FURTHER AFFIANT SAYETH NOT:		Dated: February 13, 2012

Signature of Borrowers’ Officer:

By:	/s/ David D. Klarner
David D. Klarner, Vice President and Treasurer

The foregoing affidavit was sworn to before me this 13th day of February, 2012, at New York County, New York.

/s/ Sandra Neal Woodard

Notary Public, State of New York
My commission expires: July 31, 2014

AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

STATE OF GEORGIA

COUNTY OF COBB

Before me this day personally appeared John M. Olsen (“Agent’s Officer”), a duly authorized officer of Bank of America, N.A. (“Agent”), who being by me first duly sworn, deposes and says:

1.	On the date hereof, Agent’s Officer executed, in the State of Georgia, a certain First Amendment to Second Amended and Restated Credit and Security Agreement dated as of February __, 2012 (the “Amendment”), among PSS WORLD MEDICAL, INC., a Florida corporation (“PSS”), certain of PSS’s subsidiaries and affiliates (collectively with PSS, the “Obligors”), the financial institutions party thereto as lenders, and Agent, in its capacity as agent for the Lenders;

2.	The Amendment was executed by Agent’s Officer on behalf of Agent outside the State of Florida and was delivered to the Agent in Cobb County, Georgia.

FURTHER AFFIANT SAYETH NOT:		Dated: February 14, 2012

Signature of Agent’s Officer:

By:	/s/ John M. Olsen
John M. Olsen, Senior Vice President

The foregoing affidavit was sworn to before me this 14th day of February, 2012, at Cobb County, Georgia.

/s/ Susan L. Farish

Notary Public, State of Georgia
My commission expires: October 05, 2012